SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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☑ ☐ ☐ ☐	Preliminary Proxy Statement Definitive Proxy Statement Definitive Additional Materials Soliciting Material Pursuant to Rule 14a-12	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Camden Summit Partnership, L.P.

(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement if Other Than Registrant)

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Subject to Completion, dated May 2, 2005

                                        , 2005

Dear Noteholders:

     Camden Summit Partnership, L.P. (the “Partnership”) is soliciting consents to amend the indenture under which its notes were issued. If adopted, the amendment will provide that the reports of Camden Property Trust (“Camden”), which is the sole stockholder of the general partner of the Partnership, be provided to the trustee under the indenture and the holders of the notes, rather than those of the Partnership that you are currently receiving. If the proposed amendment is approved, Camden will provide a guarantee of the notes on the terms described in the accompanying consent solicitation statement.

     We believe that Camden’s reports will provide the holders of the notes with a more comprehensive measure of the financial position of the consolidated entities and will save us unnecessary accounting and related expenses.

     The notes will remain outstanding represented by their current certificates and will continue to have all of their current rights, except as provided in the proposed amendment.

     Camden believes that adoption of the amendment is important and urges you to give your consent. Thank you for your cooperation.

Sincerely,

Richard J. Campo Chairman of the Board and Chief Executive Officer

Camden Summit Partnership, L.P.
3 Greenway Plaza, Suite 1300
Houston, Texas 77046

CONSENT SOLICITATION STATEMENT

Solicitation of Consents Relating to Each
Series of Notes Listed Below

	Principal Amount
Series of Notes	Outstanding	CUSIP Number
7.59% Medium-Term Notes due 2009	$25,000,000	86623XAC7
8.50% Medium-Term Notes due 2010	$10,000,000	86623XAD5
8.037% Medium-Term Notes due 2005	$25,000,000	86623XAF0
7.04% Medium-Term Notes due 2006	$25,000,000	86623XAG8
7.703% Medium-Term Notes due 2011	$35,000,000	86623XAH6
7.20% Notes due 2007	$50,000,000	86623WAB1

     Camden Summit Partnership, L.P., formerly known as Summit Properties Partnership, L.P. (the “Partnership”), is soliciting consents from the holders of the notes listed above to amend the Indenture dated as of August 7, 1997, between the Partnership and Wachovia Bank, National Association, as successor by merger to First Union National Bank, as trustee (the “Trustee”), as amended and supplemented (the “Indenture”), under which such notes were issued.

     The proposed amendment provides that the Trustee and the holders of the notes will receive periodic and other reports filed under the Securities Exchange Act of 1934, as amended, of Camden Property Trust (“Camden”) rather than the reports of the Partnership. The proposed amendment is conditioned on the approval by the holders of at least a majority in aggregate principal amount of the notes outstanding. If the proposed amendment is approved, Camden will provide an unconditional guarantee of the notes. The proposed amendment and guarantee will be effected by means of a supplemental indenture, the form of which is attached this consent solicitation statement as Annex A.

     The board of trust managers of Camden and the board of directors of Camden Summit, Inc., the general partner of the Partnership and a wholly owned subsidiary of Camden (“Camden Summit”), have each approved the proposed amendment to the Indenture and the terms of this consent solicitation. The board of directors of Camden Summit unanimously recommends that you consent to the proposed amendment to the Indenture.

     We have fixed the close of business on ___, 2005 as the record date for holders of the notes entitled to consent to the proposed amendment to the Indenture. Only noteholders of record at the close of business on the record date are entitled to consent to the proposed amendment.

     More information about the Partnership, Camden, the proposed amendment to the Indenture and this consent solicitation are contained in this consent solicitation statement. We encourage you to read this entire consent solicitation statement carefully.

     This consent solicitation will expire at 5:00 p.m., Eastern Time, on                     , 2005, unless we extend it.

     The Information Agent for this consent solicitation is Innisfree M&A Incorporated.

     This consent solicitation statement is dated                     , 2005 and it is first being mailed to noteholders of record on or about                     , 2005.

SUMMARY

     As used in this consent solicitation statement, the “Partnership,” “we,” “us” and “our” refer to Camden Summit Partnership, L.P., formerly known as Summit Properties Partnership, L.P. “Camden” refers to Camden Property Trust, the sole stockholder of Camden Summit, Inc., the general partner of the Partnership (“Camden Summit”). As used in this consent solicitation statement, “Indenture” refers to the Indenture dated as of August 7, 1997, between the Partnership and Wachovia Bank, National Association, as successor by merger to First Union National Bank as trustee (the “Trustee”), as amended and supplemented. As used in this consent solicitation statement, “notes” refers to the following series of notes issued under the Indenture: 7.59% Medium-Term Notes due 2009 in the principal amount of $25,000,000 issued on March 18, 1999; 8.50% Medium-Term Notes due 2010 in the principal amount of $10,000,000 issued on July 19, 2000; 8.037% Medium-Term Notes due 2005 in the principal amount of $25,000,000 issued on November 17, 2000; 7.04% Medium-Term Notes due 2006 in the principal amount of $25,000,000 issued on May 9, 2001; 7.703% Medium-Term Notes due 2011 in the principal amount of $35,000,000 issued on May 9, 2001; and 7.20% Notes due 2007 in the principal amount of $50,000,000 issued on August 12, 1997.

     This summary highlights selected information from this consent solicitation statement. It may not contain all of the detailed information that may be important to you. To understand the proposed amendment to the Indenture more fully and for a more detailed description of the proposed amendment, you should carefully read this entire consent solicitation.

Purpose of the Solicitation; The Amendment

     The purpose of this consent solicitation is to obtain approval of the amendment to the Indenture, which provides that the Trustee and the noteholders will receive periodic and other reports required under the Securities Exchange Act of 1934 of Camden rather than reports of the Partnership. If the requisite consent is received, Camden will unconditionally guarantee the notes.

The Consent Solicitation

Requisite Consent	The consent of holders of not less than a majority in aggregate principal amount of the notes outstanding to the proposed amendment to the Indenture is required to approve the proposed amendment.

The Expiration Date	This consent solicitation will expire 5:00 p.m., Eastern Time, on , 2005. If the requisite consent is not received by such date, we may, in our discretion, extend this consent solicitation.

Record Date	, 2005

Termination	This consent solicitation may be terminated by us at anytime prior to the expiration date.

How to Deliver Consents	Any noteholders desiring to deliver a consent should either:

•	complete and sign the consent form and mail or otherwise deliver the consent form to the information agent at its address or facsimile number set forth on the back cover of this consent solicitation statement; or

•	request that its broker, dealer, commercial bank, trust company or other nominee effect the transaction for it.

Revocation of Consents	Consents may be revoked at anytime up to, but will become irrevocable upon, the evidencing to the Trustee, in accordance with the provisions of the Indenture, of receipt of the requisite consent with respect to the proposed amendment to the Indenture.

Information Agent	Innisfree M&A Incorporated is serving as information agent in connection with this consent solicitation.

Information; Assistance; Additional Materials	Questions regarding the solicitation, the procedure for consenting, as well as requests for assistance or for additional copies of this consent solicitation statement or the consent form should be directed to the information agent, as follows:

Innisfree M&A Incorporated 501 Madison Avenue, 20th Floor New York, NY 10022 Telephone: (888) 750-5834 Facsimile: (212) 750-5799

THE COMPANIES

Camden Summit Partnership, L.P.
3 Greenway Plaza, Suite 1300
Houston, Texas 77046

     On February 28, 2005, Summit Properties Inc. was merged with and into Camden Summit, a wholly owned subsidiary of Camden, with Camden Summit as the surviving corporation. As a result of the merger, Camden Summit succeeded Summit as general partner of the Partnership. As of April 29, 2005, Camden Summit held a 1% general partnership interest and a 91.5% limited partnership interest in the Partnership, and the 7.5% limited partnership interest was held by outside third parties.

     For additional information concerning the Partnership, see “Where You Can Find More Information.”

Camden Property Trust
3 Greenway Plaza, Suite 1300
Houston, Texas 77046

     Camden is one of the largest real estate investment trusts in the nation with operations related to the ownership, development, construction and management of multifamily apartment communities in ten states. As of April 29, 2005, Camden owned interests in and operated 191 properties containing 65,994 apartment homes in the Sunbelt and Midwestern markets from Florida to California. Upon completion of seven properties under development, Camden’s portfolio will increase to 68,522 apartment homes in 198 properties. Camden also has several sites that it intends to develop into multifamily apartment communities.

     For additional information concerning Camden, see “Where You Can Find More Information.”

PURPOSES AND BACKGROUND OF THE CONSENT SOLICITATION; THE PROPOSED AMENDMENT TO THE INDENTURE

Purposes of the Consent Solicitation

     This consent solicitation is being made for the purpose of amending the provisions of the Indenture that provide that we are required to file with the Trustee and transmit to the noteholders certain periodic and other reports of the Partnership required under the Securities Exchange Act of 1934. The amendment will amend the Indenture such that all references to the Partnership relating to the provision of such reports will instead refer to Camden.

     If the required consent is received, Camden, the Partnership and the Trustee will enter into a supplemental indenture pursuant to which Camden will guarantee the collectibility of all payments that may, from time to time, become due from the Partnership to a noteholder pursuant to the Indenture. Under the supplemental indenture, Camden will be a surety only and not a principal, and will have no obligation to make a guarantee payment until the Partnership fails to make a payment when due and written demand for such payment is given. See “—The Proposed Amendment to the Indenture.” Camden’s obligations under its guarantee, however, will be limited in a manner intended to avoid it being deemed a fraudulent conveyance under applicable law.

Background of the Consent Solicitation

     Prior to the merger of Camden and Summit, Summit operated as an “umbrella partnership” real estate investment trust, or “UPREIT.” This UPREIT structure linked Summit and the Partnership as a single business enterprise. Unlike Summit, Camden operates as a “downREIT” in which it owns its properties directly or indirectly through various affiliated entities and not by a single umbrella partnership.

     We anticipate filing a Form 15 with the Securities and Exchange Commission in order to discontinue our requirement to file periodic and other reports under the Securities Exchange Act of 1934. However, under the terms of the Indenture, even if we are no longer required to file such reports with the SEC, we will still be required to prepare such reports for delivery to the Trustee and the noteholders. Now that the Partnership is part of a downREIT structure, Camden and the Partnership do not currently intend to prepare separate consolidated financial statements for the Partnership if the provisions of Indenture were not applicable. Instead, Camden and the Partnership would prefer to reflect the Partnership’s financial statements solely in consolidated financial statements of Camden. Camden and the Partnership believe that this presentation will provide noteholders with a more comprehensive and useful measure of the financial position of the consolidated entities and will save Camden and the Partnership unnecessary accounting and related expenses. In addition, because the notes will be guaranteed by Camden, noteholders will be in a similar position as they were before the execution of the supplemental indenture, in that they will be receiving reports from the entity with the ultimate payment obligations pursuant to the Indenture.

     In addition, Camden’s senior debt securities are currently rated BBB by Standard & Poor’s and Baa2 by Moody’s Investors Service, Inc., and the Partnership’s notes are rated BBB- by Standard & Poor’s and BA1 by Moody’s Investor Service, Inc. Camden has received assurances from such rating agencies that upon a guarantee by Camden of the Partnership’s notes the ratings agencies will remove the rating differential and the Partnership’s notes will would be ranked parri passu with Camden’s senior debt securities.

The Proposed Amendment to the Indenture

     The proposed amendment to the Indenture pursuant to the which the Trustee and the noteholders will receive periodic and other reports required under the Securities Exchange Act of 1934 of Camden rather than reports of the Partnership, and the Camden guarantee of the collectibility of all payments that may, from time to time, become due from the Partnership to a noteholder pursuant to the Indenture, will be effected by means of Supplemental Indenture No. 5. Supplemental Indenture No. 5 will be executed by the Partnership, Camden and the Trustee on or promptly after the expiration date of this consent solicitation if the required consent is obtained in this consent solicitation. A form of Supplemental Indenture No. 5 is attached as Annex A to this consent solicitation statement.

     The statements made in this consent solicitation statement with respect to the proposed amendment to the Indenture should be read in conjunction with, and are qualified in their entirety by reference to, the full text of Supplemental Indenture No. 5, the form of which is attached as Annex A to this consent solicitation statement.

Effect of the Proposed Amendment on the Notes

     Regardless of whether the proposed amendment to the Indenture is approved, our notes will continue to be outstanding in accordance with all other terms of the notes and the Indenture. The changes sought to be effected by the proposed amendment to the Indenture will not alter our obligations to pay the principal of or interest on our notes nor alter the stated interest rate, maturity date or redemption provisions of our notes.

Board Recommendation

     The board of trust managers of Camden and the board of directors of Camden Summit, as general partner of the Partnership, have each approved the proposed amendment to the Indenture and the terms of this consent solicitation. The board of directors of Camden Summit unanimously recommends that you consent to the proposed amendment to the Indenture.

THE CONSENT SOLICITATION

Terms of the Consent Solicitation

     Approval of the proposed amendment to the Indenture described above requires the consent of the holders of at least a majority in aggregate principal amount of our outstanding notes. This consent solicitation is made only to holders of our notes whose name the applicable notes were registered on the register of the notes as of the close of business on                     , 2005. At the close of business on that date, a total of                      holders were entitled to vote, holding $                      in aggregate principal amount of our notes.

     This consent solicitation is scheduled to expire at 5:00 p.m., Eastern Time, on                     , 2005. However if the requisite consent of the holders of our notes is not received by such time, we may extend this consent solicitation for a specific period. We will announce any extension by press release or other permitted means no later than 9:00 a.m., Eastern Time, on the business day after the expiration of this consent solicitation.

     We may, at anytime prior to the expiration date, determine in our sole discretion not to proceed with this consent solicitation, in which case the Indenture would not be amended. We will announce a termination of this consent solicitation by press release or other permitted means.

Procedures for Consent

     Holders of the notes wishing to consent to the proposed amendment to the Indenture must complete, sign and date the accompanying consent form in accordance with the instructions contained therein and mail or deliver by hand or facsimile such consent form to the information agent at the address set forth on the back cover of this consent solicitation statement so that it is received on or before the expiration date. To be sure that a consent form is timely received, a noteholder should arrange for the information agent to receive the consent form on or before 5:00 p.m., Eastern Time, on                     , 2005.

     CONSENT FORMS SHOULD BE SIGNED AND RETURNED IN THE ENCLOSED PRE-ADDRESSED AND POSTAGE-PAID ENVELOPE BY MAIL, FACSIMILE OR HAND DELIVERY TO THE INFORMATION AGENT IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH THEREIN. IN NO EVENT SHOULD A HOLDER DELIVER NOTE CERTIFICATES IN CONNECTION WITH THIS CONSENT SOLICITATION.

     The method of delivering consent forms is at the election of the noteholder, but we suggest that mail delivery be made far enough in advance of ___, 2005 to permit timely delivery to the information agent. Delivery will be effective only upon actual receipt by information agent. Noteholders may also request their respective brokers, dealers, commercial banks, trust companies or nominees to effect delivery on behalf of such noteholder.

     Any beneficial owner whose notes are registered in the name of a broker, dealer, commercial, bank, trust company or other nominee and who wishes to deliver a consent form should contact such registered noteholder promptly and instruct such registered noteholder to deliver such consent form on its behalf.

     Beneficial owners of notes whose notes are registered, as of the record date, in the name of The Depository Trust Company (“DTC”), a broker, dealer, commercial bank, trust company or nominee should contact DTC or such broker, dealer, commercial bank, trust company or nominee promptly and instruct such person, as noteholder of such notes, to execute and then deliver the consent form in favor of the amendment on behalf of the beneficial owner prior to the expiration date.

     Any beneficial owner of notes held of record by DTC or its nominee, through authority granted by DTC, may direct the DTC participant through which such beneficial owner’s notes are held in DTC to execute, on such beneficial owner’s behalf, or may obtain a proxy from such DTC participant and execute directly as if such beneficial owner were a registered noteholder, a consent form with respect to notes beneficially owned by such beneficial owner on the record date.

     For purposes of this consent solicitation statement, (i) the term “noteholder” includes only a registered noteholder, (ii) the term “record noteholder” or “registered noteholder” includes DTC participants and (iii) DTC has authorized DTC participants to execute consent forms as if they were registered noteholders.

     If the consent form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any other person acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Trustee of such person’s authority to so act must be submitted with the consent form in order for the consent form to be accepted.

     All consent forms that are properly completed, signed and delivered to the information agent, and not revoked, prior to the consent expiration date, will be given effect in accordance with the specifications thereof. If none of the boxes on the consent form are marked, but the consent form is otherwise properly completed and signed, the noteholder will be deemed to have consented to the proposed amendment to the Indenture in respect of all notes in respect of which such consent form has been delivered and held by such noteholder as of the record date. Consent forms must be executed in exactly the same manner as the noteholder’s name appears on the notes. If notes to which a consent form relates are held of record by two or more joint noteholders, all such noteholders must sign the consent form. In addition, if a consent form relates to less than the total principal amount of notes registered in the name of such noteholder, the noteholder must list the certificate numbers and principal amount of notes registered in the name of such noteholder to which the consent form relates. If notes are registered in different names, separate consent forms must be executed covering each form of registration. If a consent form is executed by a person other than the registered noteholder as of the record date, then such person must have been authorized by proxy or in some other manner acceptable to us to execute the consent form with respect to the applicable notes on behalf of the holder.

     The ownership of registered notes will be proved by the register of the issue of the notes or as otherwise provided in the Indenture. The Trustee may require such additional proof of execution or ownership as it deems necessary. All questions as to the validity, form, eligibility (including time of receipt) and revocations and acceptance of consent forms will be resolved in the first instance by us, and our determination will be binding subject only to such final review as may be prescribed by the Trustee. We reserve the absolute right to reject any or all consent forms that are not in proper form or the acceptance of which could, in the opinion of our counsel, be unlawful. We also reserve the right, subject only to such final review as the Trustee prescribes, to waive any irregularities or conditions of delivery as to any particular consent form. Our interpretation of the terms and conditions of this consent solicitation (including the instructions in the consent form) will be final and binding. Unless waived, any irregularities in connection with deliveries must be cured within such time as we determine. The Partnership, the information agent and the Trustee will be under no duty to give notification of any such irregularities or waiver and will incur no liability for failure to give such notification. Deliveries of consent forms as to which irregularities exist will not be deemed to have been made until such irregularities have been cured or waived.

     Failure to deliver a consent form will have the same effect as if the holder had voted “against” the proposed amendment to the Indenture. We will provide notice to the holders of receipt of the requisite consent to approve the proposed amendment and the date on which the proposed amendment became effective.

Revocation of Consent

     Consents may be revoked at any time up to, but will become irrevocable upon the receipt by the Trustee of the requisite consent for the proposed amendment to the Indenture. To revoke a consent, you must (1) so advise the information agent in writing or by facsimile prior to the consent expiration date, which is 5:00 p.m., Eastern Time, on                     , 2005 or (2) deliver to the information agent prior to the consent expiration date your revised consent form.

Costs of the Consent Solicitation

     The Partnership will pay the cost of this consent solicitation. We also expect that several of Camden’s employees may solicit noteholders personally or by telephone. None of these employees will receive any additional or special compensation for doing this.

     In addition, we have retained Innisfree M&A Incorporated to assist in the distribution of the solicitation materials and in the solicitation of consents from noteholders, as well as to calculate the number of consents received. The fee to be paid to Innisfree M&A Incorporated for such services is not expected to exceed $10,000. We have agreed to indemnify Innisfree M&A Incorporated against certain liabilities and expenses in connection with the consent solicitation.

No Appraisal Rights

     Noteholders who object to the proposed amendment to the Indenture will have no appraisal, dissenters’ or similar rights under Delaware law or the Indenture, nor will such rights be voluntarily accorded to the noteholders. Thus, approval of the proposed amendment to the Indenture by the holders of at least a majority in aggregate principal amount of our outstanding notes will be binding on all noteholders.

WHERE YOU CAN FIND MORE INFORMATION

     Camden is a public company and files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any document Camden files at the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can request copies of these documents by writing to the SEC and paying a fee for the copying cost. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference room. Camden’s SEC filings are also available to the public at the SEC’s web site at www.sec.gov. In addition, you may read and copy Camden’s SEC filings at the office of the New York Stock Exchange at 20 Broad Street, New York, New York 10005. Camden’s website address is www.camdenliving.com.

     The Partnership also files reports with the SEC, although we intend to file for deregistration under the Securities Exchange Act of 1934, and may not be subject to such requirements in future. See “Purposes and Background of the Consent Solicitation; The Proposed Amendment to the Indenture—Background of the Consent Solicitation.” The reports and other information filed by the Partnership with the SEC prior to the effectiveness of the deregistration are available at the same locations as the Camden information, other than the NYSE.

     Copies of the Indenture are available, without charge, upon oral or written request by any noteholder. Requests for such information should be directed to Camden Property Trust, 3 Greenway Plaza, Suite 1300, Houston, Texas 77046, Attention: Investor Relations, telephone number (713) 354-2500.

WHAT INFORMATION YOU SHOULD RELY ON

     No person has been authorized to give any information or to make any representation that differs from, or adds to, the information discussed in this consent solicitation statement or which is specifically incorporated by reference. Therefore, if anyone gives you different or additional information, you should not rely on it.

     This consent solicitation statement is dated                     , 2005. The information contained in this consent solicitation statement only as of this date unless the information specifically indicates that another date applies. This consent solicitation statement does not constitute a solicitation to ask for consents, to or from any person to whom it is unlawful to direct these activities.

Annex A

CAMDEN SUMMIT PARTNERSHIP, L.P.

Issuer

AND

CAMDEN PROPERTY TRUST

Guarantor

TO

WACHOVIA BANK, NATIONAL ASSOCIATION

Trustee

Form of
Supplemental Indenture No. 5

Dated as of                     , 2005

     SUPPLEMENTAL INDENTURE NO. 5, dated as of                     , 2005 (the “Supplemental Indenture”), among CAMDEN SUMMIT PARTNERSHIP, L.P., a limited partnership organized under the laws of the State of Delaware f/k/a Summit Properties Partnership, L.P. (herein called the “Partnership”), Wachovia Bank, National Association, a national banking association organized under the laws of the United States of America, as successor by merger to First Union National Bank, as Trustee (herein called the “Trustee”), and Camden Property Trust, a real estate investment trust organized under the laws of the State of Texas, as Guarantor (herein called the “Guarantor”).

RECITALS OF THE PARTNERSHIP AND THE GUARANTOR

     The Partnership has heretofore delivered to the Trustee an Indenture dated as of August 7, 1997 (the “Original Indenture”), as amended and supplemented by Supplemental Indenture No. 1 dated as of April 12, 1997 (“Supplemental Indenture No. 1”), Supplemental Indenture No. 2 dated as of December 17, 1997 (“Supplemental Indenture No. 2”), Supplemental Indenture No. 3 dated as of May 29, 1998 (“Supplemental Indenture No. 3”), and Supplemental Indenture No. 4 dated as of April 20, 2000 (“Supplemental Indenture No. 4” and together with the Original Indenture, Supplemental Indenture No. 1, Supplemental Indenture No. 2 and Supplemental Indenture No. 3, the “Indenture”), providing for the issuance from time to time of senior debt securities of the Partnership (the “Securities”). As a result of the merger of Summit Properties Inc., a corporation organized under the laws of the State of Delaware (“Summit”), with and into Camden Summit, Inc., a corporation organized under the laws of the State of Delaware f/k/a Camden Sparks, Inc. and a wholly owned subsidiary of the Guarantor (“Camden Summit”), Camden Summit succeeded Summit as the general partner of the Partnership.

     The Partnership and the Guarantor intend by this Supplemental Indenture that the Holders of Securities and the Trustee shall receive periodic and other reports required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Guarantor rather than the reports of the Partnership.

     As consideration for the amendment to the Indenture described above, Guarantor shall guarantee all of the Partnership’s obligations under the Securities and the Indenture on the terms and subject to the conditions set forth herein.

     Section 902 of the Original Indenture permits the Partnership and the Trustee to enter into this Supplemental Indenture with the consent of the Holders of not less than a majority in principal amount of all Outstanding Securities affected by this Supplemental Indenture.

     The Board of Directors of Camden Summit, the general partner of the Partnership, has duly adopted resolutions authorizing the Partnership to execute and deliver this Supplemental Indenture.

     All the conditions and requirements necessary to make this Supplemental Indenture, when duly executed and delivered, a valid and binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

     NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

ARTICLE I

RELATION TO INDENTURE; DEFINITIONS

     SECTION 1.1 Relation to Indenture.

     This Supplemental Indenture constitutes an integral part of the Indenture.

     SECTION 1.2 Definitions.

     For all purposes of this Supplemental Indenture, except as otherwise expressly provided for or unless the context otherwise requires:

     (1) Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Indenture; and

     (2) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture.

ARTICLE II

AMENDMENTS TO INDENTURE

     SECTION 2.1 Definitions.

     (a) Section 1001 of the Original Indenture is hereby amended by amending a restating the following definition in its entirety to read as follows:

“ ‘Company’ means Camden Summit, Inc. a Delaware corporation and the general partner of the Partnership, or any successor corporation thereto.”

     (b) Section 1001 of the Original Indenture is hereby amended by adding the following definitions to read as follows:

“ ‘Camden’ means Camden Property Trust, a Texas real estate investment trust and the sole stockholder of the Company.”

     SECTION 2.2 Reporting Requirements.

     (a) Section 703 of the Original Indenture is hereby amended so that each and every reference to “Partnership” or the “Partnership” shall instead refer to “Camden.”

     (b) Section 2.4 of Supplemental Indenture No. 1, Section 2.4 of Supplemental Indenture No. 2, Section 2.4 of Supplemental Indenture No. 3, and Section 2.4 of Supplemental Indenture No. 4 are each hereby amended so that each and every reference to “the Partnership’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q” shall instead refer to “Camden’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q.”

     (c) Section 2.15 of Supplemental Indenture No. 1, Section 2.15 of Supplemental Indenture No. 2, Section 2.10 of Supplemental Indenture No. 3, and Section 2.10 of Supplemental Indenture No. 4 are each hereby amended so that each and every reference to “Partnership” or the “Partnership” shall instead refer to “Camden.”

ARTICLE III

GUARANTEE

SECTION 3.1 Guarantee.

     (a) In consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby guarantees, as of the day and year first written above, to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, that: (i) the principal of (and premium or Make-Whole Amount, if any) and interest on and any Additional Amounts payable in respect of the Securities will be paid in full when due, whether at the Maturity or Interest Payment Date, by acceleration, call for redemption or otherwise; (ii) all other obligations of the Partnership to the Holders or the Trustee under the Indenture or the Securities will be promptly paid in full or performed, all in accordance with the terms of the Indenture and the Securities; and (iii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, they will be paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Maturity, by acceleration, call for redemption or otherwise. Notwithstanding the foregoing, the Guarantor shall be a surety only and not a principal, and the Trustee and the Holders shall have no recourse against the Guarantor for any amounts owed by the Partnership under the Indenture or the Securities or for the performance of any other obligations of the Partnership under the Indenture or the Securities unless and until an Event of Default has occurred and notice in writing has been given to the Guarantor.

     (b) The Guarantor and each Holder hereby confirms that it is the intention of all such parties that the guarantee by the Guarantor set forth in Section 3.1(a) not constitute a fraudulent transfer or conveyance for purpose of any Bankruptcy Law or any similar United States federal or state law. To effectuate the foregoing intention, the Holders and the Guarantor hereby irrevocably agree that the obligations of the Guarantor under its guarantee set forth in Section 3.1(a) shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of the Guarantor under its guarantee, result in the obligations of the Guarantor under such guarantee not constituting such a fraudulent transfer or conveyance.

     (c) In the event that any of the Partnership’s obligations are terminated under the Securities and the Indenture, the obligations of the Guarantor under its guarantee set forth in Section 3.1(a) with respect to such obligations shall be terminated simultaneously with the termination of such obligations.

ARTICLE IV

TRUSTEE’S ACCEPTANCE

     SECTION 4.1 Trustee’s Acceptance. The Trustee hereby accepts this Supplemental Indenture and agrees to perform the same under the terms and conditions set forth in the Indenture.

ARTICLE V

MISCELLANEOUS PROVISIONS

     SECTION 5.1 Ratification of Indenture.

     Except as expressly modified or amended hereby, the Indenture continues in full force and effect and is in all respects confirmed and preserved.

     SECTION 5.2 Governing Law.

     This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York. This Supplemental Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and shall, to the extent applicable, be governed by such provisions.

     SECTION 5.3 Counterparts.

     This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first written above.

CAMDEN SUMMIT PARTNERSHIP, L.P.

By: Camden Summit, Inc., its general partner

By:

Name: Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Trustee

By:

Name: Title:

CAMDEN PROPERTY TRUST, as Guarantor

By:

Name: Title:

     Questions or requests for assistance may be directed to the information agent at its address and telephone number listed below. Additional copies of this consent solicitation statement or the consent form may be obtained from the information agent. Please send or deliver your signed consent form to the information agent at its address set forth below, or by facsimile to the number set forth below.

By Regular or Certified Mail:	By Hand or by Overnight Mail or Courier:

Innisfree M&A Incorporated P.O. Box 5143 New York, NY 10150-5143 To Confirm Receipt by Telephone (Eligible Guarantor Institutions Only):	Innisfree M&A Incorporated 501 Madison Avenue, 20th Floor New York, NY 10022 By Facsimile (Eligible Guarantor Institutions Only):
(212) 750-5833	(212) 750-5799

For Information:
Noteholders Call Toll-Free:
(888) 750-5834

Banks and Brokers Call Collect:
(212) 750-5833

Camden Summit Partnership, L.P.
3 Greenway Plaza, Suite 1300
Houston, Texas 77046

CONSENT FORM

Solicitation of Consents Relating to Each
Series of Notes Listed Below

	Principal Amount
Series of Notes	Outstanding	CUSIP Number
7.59% Medium-Term Notes due 2009	$25,000,000	86623XAC7
8.50% Medium-Term Notes due 2010	$10,000,000	86623XAD5
8.037% Medium-Term Notes due 2005	$25,000,000	86623XAF0
7.04% Medium-Term Notes due 2006	$25,000,000	86623XAG8
7.703% Medium-Term Notes due 2011	$35,000,000	86623XAH6
7.20% Notes due 2007	$50,000,000	86623WAB1

Part I: Please read the following:

     Reference is made to the consent solicitation statement, dated as of ___, 2005 (the “Consent Solicitation Statement”), provided to you by Camden Summit, Inc. (“Camden Summit”), the general partner of Camden Summit Partnership, L.P., formerly known as Summit Properties Partnership, L.P. (the “Partnership”). The Consent Solicitation Statement relates to a proposed amendment to the Indenture dated as of August 7, 1997, between the Partnership and Wachovia Bank, National Association, successor by merger to First Union National Bank, as trustee (the “Trustee”), as amended and supplemented (the “Indenture”), under which the notes listed above (the “Notes”) were issued. The proposed amendment to the Indenture provides that the Trustee and the holders of the Notes will receive periodic and other reports filed under the Securities and Exchange Act of 1934, as amended, of Camden Property Trust, the sole stockholder of Camden Summit (“Camden”), rather than the reports of the Partnership. The proposed amendment to the Indenture will be effected by means of a Supplemental Indenture No. 5 (the “Supplemental Indenture”), the form of which is attached as Annex A to the consent solicitation statement.

Part II: Description of Notes entitled to consent:

     List below the certificate number(s) and aggregate principal amount of Notes to which this Consent Form relates. If the space provide is inadequate, list all such information on a separately executed schedule and affix the schedule to this Consent Form. The names of the registered holders should be printed, if not already printed below, exactly as they appear on the certificates representing the Notes identified below.

Description of Notes
Name(s) and Address(es)
of Registered Holder(s)
or Name of DTC
Participant and
Participant’s DTC			Aggregate Principal	Principal Amount as
Account Number in		Certificate	Amount of Notes	to which Consent
which Notes Are Held	Series*	Number(s)**	Represented	Form Relates***
			$	$

Total Principal Amount			$	$

*	List each series of notes separately.

**	Need not be completed by holders whose Notes are held of record by DTC or its nominee.

***	Unless otherwise specified in the column labeled “Principal Amount as to which Consents are Given,” the registered holder will be deemed to have delivered a consent form in respect of the entire aggregate amount represented by the Notes indicated in the column labeled “Aggregate Principal Amount of Notes Represented.”

Part III: Please check the appropriate box below (check only one):

☐	FOR — The undersigned hereby CONSENTS to the amendment the Indenture pursuant to the Supplemental Indenture, the form of which is attached as Annex A to the consent solicitation statement.

☐	AGAINST — The undersigned DOES NOT CONSENT to the amendment to the Indenture.

Part IV: Please execute this Consent Form and return to Innisfree M&A Incorporated, the Information Agent, by 5:00 p.m., Eastern Time, on , 2005.

     IN WITNESS WHEREOF, the undersigned has executed this Consent Form on this                      day of                                         , 2005.

Signature(s) of Record Holder(s) or Authorized Signatory

Names(s)

(Please Print)

Capacity

     Questions or requests for assistance may be directed to the information agent at its address and telephone number listed below. Additional copies of this consent solicitation statement or the consent form may be obtained from the information agent. Please send or deliver your signed consent form to the information agent at its address set forth below, or by facsimile to the number set forth below.

By Regular or Certified Mail:	By Hand or by Overnight Mail or Courier:

Innisfree M&A Incorporated P.O. Box 5143 New York, NY 10150-5143 To Confirm Receipt by Telephone (Eligible Guarantor Institutions Only):	Innisfree M&A Incorporated 501 Madison Avenue, 20th Floor New York, NY 10022 By Facsimile (Eligible Guarantor Institutions Only):
(212) 750-5833	(212) 750-5799

For Information:

Noteholders Call Toll-Free:
(888) 750-5834

Banks and Brokers Call Collect:
(212) 750-5833

Camden Summit Partnership, L.P.
3 Greenway Plaza, Suite 1300
Houston, Texas 77046

Solicitation of Consents Relating to Each
Series of Notes Listed Below

	Principal Amount
Series of Notes	Outstanding	CUSIP Number
7.59% Medium-Term Notes due 2009	$25,000,000	86623XAC7
8.50% Medium-Term Notes due 2010	$10,000,000	86623XAD5
8.037% Medium-Term Notes due 2005	$25,000,000	86623XAF0
7.04% Medium-Term Notes due 2006	$25,000,000	86623XAG8
7.703% Medium-Term Notes due 2011	$35,000,000	86623XAH6
7.20% Notes due 2007	$50,000,000	86623WAB1

     To Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees:

     Camden Summit Partnership, L.P., formerly known as Summit Properties Partnership, L.P. (the “Partnership”), is soliciting, upon and subject to the terms and conditions set forth in the enclosed Consent Form (the “Consent Form”) and Consent Solicitation Statement, dated                     , 2005 (the “Consent Solicitation Statement”), consents (the “Consent Solicitation”) from the holders of the notes listed above (the “Notes”) to amend the Indenture dated as of August 7, 1997, between the Partnership and Wachovia Bank, National Association, successor by merger to First Union National Bank, as trustee (the “Trustee”), as amended and supplemented (the “Indenture”), under which such Notes were issued. The proposed amendment to the Indenture (the “Amendment”) provides that the Trustee and the holders of the Notes will receive periodic and other reports filed under the Securities Exchange Act of 1934, as amended, of Camden Property Trust (“Camden”) rather than the reports of the Partnership. The Amendment is conditioned on the approval by the holders at least a majority in aggregate principal amount of the Notes outstanding. If the Amendment is approved, Camden will provide an unconditional guarantee of the Notes (the “Guarantee”). The Amendment and the Guarantee will be effected by means of a supplemental indenture, the form of which is attached as Annex A to the Consent Solicitation Statement (the “Supplemental Indenture”).

     We are requesting that you contact your clients for whom you hold Notes regarding the Consent Solicitation. For your information and for forwarding to your clients for whom you hold Notes registered in your name or in the name of your nominee, or who hold Notes registered in their own names, we are enclosing the following documents:

1.	The Consent Solicitation Statement, including the Supplemental Indenture;

2.	The Consent Form for your use and for the information of your clients;

3.	A form of letter which may be sent to your clients for whose accounts you hold Notes registered in your name or in the name of your nominee, with space provided for obtaining such client’s instructions with respect to the Amendment; and

4.	A return envelope addressed to Innisfree M&A Incorporated, the Information Agent for the Consent Solicitation.

     Your prompt action is required. The Consent Solicitation will expire at 5:00 p.m., Eastern Time, on                                         , 2005, unless extended by the Partnership. Consents may be revoked at any time up to, but will become irrevocable upon the receipt by the Trustee of the requisite consent for the Amendment.

     To participate in the Consent Solicitation, a duly executed and properly completed Consent Form (or facsimile thereof in lieu thereof confirmed by physical delivery), with any other required documents, should be sent to the Information Agent in accordance with the instructions set forth in the Consent Solicitation Statement and the Consent Form.

     The Partnership will, upon request, reimburse brokers, dealers, commercial banks and trust companies for reasonable and necessary costs and expenses incurred by them in forwarding the Consent Solicitation Statement and the related documents to the beneficial owners of Notes held by them as nominee or in a fiduciary capacity. The Partnership will not make any payments to brokers, dealers or others soliciting consents for the Amendment.

     Any inquiries you may have with respect to the Consent Solicitation, or requests for additional copies of the enclosed materials, should be directed to Innisfree M&A Incorporated, the Information Agent, at its address and telephone number set forth on the back cover of the Consent Solicitation Statement.

Very truly yours,

CAMDEN SUMMIT PARTNERSHIP, L.P.

     Nothing herein or in the enclosed documents shall constitute you or any person as an agent of the Partnership or the Information Agent, or authorize you or any other person to use any document or make any statements on behalf of either of them with respect to the Consent Solicitation, except for statements expressly made in the Consent Solicitation Statement or the Consent Form.

Camden Summit Partnership, L.P.
3 Greenway Plaza, Suite 1300
Houston, Texas 77046

Solicitation of Consents Relating to Each
Series of Notes Listed Below

	Principal Amount
Series of Notes	Outstanding	CUSIP Number
7.59% Medium-Term Notes due 2009	$25,000,000	86623XAC7
8.50% Medium-Term Notes due 2010	$10,000,000	86623XAD5
8.037% Medium-Term Notes due 2005	$25,000,000	86623XAF0
7.04% Medium-Term Notes due 2006	$25,000,000	86623XAG8
7.703% Medium-Term Notes due 2011	$35,000,000	86623XAH6
7.20% Notes due 2007	$50,000,000	86623WAB1

To Our Clients:

     Enclosed for your consideration is a Consent Solicitation Statement, dated ___, 2005 (the “Consent Solicitation Statement”), and related Consent Form (the “Consent Form”), relating to the solicitation of consents (the “Consent Solicitation”) by Camden Summit Partnership, L.P., formerly known as Summit Properties Partnership, L.P. (the “Partnership”), from the holders of the notes listed above (the “Notes”) to amend the Indenture dated as of August 7, 1997, between the Partnership and Wachovia Bank, National Association, successor by merger to First Union National Bank, as trustee (the “Trustee”), as amended and supplemented (the “Indenture”), under which such Notes were issued, upon the terms and subject to the conditions described in the Consent Solicitation Statement and Consent Form. The proposed amendment to the Indenture (the “Amendment”) provides that the Trustee and the holders of the Notes will receive periodic and other reports filed under the Securities Exchange Act of 1934, as amended, of Camden Property Trust (“Camden”) rather than the reports of the Partnership. The Amendment is conditioned on the approval by the holders at least a majority in aggregate principal amount of the Notes outstanding. If the Amendment is approved, Camden will provide an unconditional guarantee of the Notes (the “Guarantee”). The Amendment and the Guarantee will be effected by means of a supplemental indenture, a copy of which is attached to the Consent Solicitation Statement (the “Supplemental Indenture”).

     This material is being forwarded to you as the beneficial owner of the Notes held by us for your account but not registered in your name. Consent to the Amendment may only be given by us as the holder of record and pursuant to your instructions.

     Accordingly, we request information as to whether you wish us to consent to the Amendment on your behalf with respect to the Notes held by us for your account, pursuant to the terms and conditions set forth in the enclosed Consent Solicitation Statement and Consent Form. We urge you to read the Consent Solicitation Statement, including the Supplemental Indenture, carefully, before instructing us as to whether or not to consent to the Amendment with respect to your Notes.

     Your instructions should be forwarded to us as promptly as possible in order to permit us to consent to the Amendment on your behalf in accordance with the provisions of the Consent Solicitation. The Consent Solicitation will expire at 5:00 p.m., Eastern Time, on ___, 2005, unless extended by the Partnership. Consents may be revoked at any time up to, but will become irrevocable upon the receipt by the Trustee of the requisite consent for the Amendment.

     Your attention is directed to the following:

1.	The Consent Solicitation is directed towards all Notes.

2.	The Consent Solicitation expires at 5:00 p.m., Eastern Time, on , 2005, unless extended by the Partnership.

     If you wish to have us consent to the Amendment, please instruct us by completing, executing and returning to us the instruction form on the next page of this letter. The Consent Form is furnished to you for information only and may not be used directly by you to consent to the Amendment.

     If we do not receive written instructions in accordance with the procedures presented in the Consent Solicitation Statement and the Consent Form, we will not consent to the Amendment with respect to any of the outstanding Notes on your account.

INSTRUCTIONS WITH RESPECT TO THE CONSENT SOLICITATION

     The undersigned acknowledge(s) receipt of your letter and the enclosed material referred to therein relating to the Consent Solicitation made by the Partnership with respect to its Notes.

     This will instruct you to consent to the Amendment with respect to the Notes held by you for the account of the undersigned, upon and subject to the terms and conditions set forth in the Consent Solicitation Statement and the related Consent Form.

     The undersigned expressly agrees to be bound by the enclosed Consent Form and that such Consent Form may be enforced against the undersigned.

     Please consent to the Amendment with respect to the Notes held by you for my account as indicated below:

Series of Notes

Aggregate Principal Amount of Notes

☐	Please do not consent to the Amendment with respect to any Notes held by you for my account.

Dated: , 2005

Signature(s)

Please print name(s) here

Address(es)

Area Code and Telephone Number

Tax Identification or Social Security No(s).

     No consent will be given with respect to any of the Notes held by us for your account unless we receive written instructions from you to do so. Unless a specific contrary instruction is given in the space provided, your signature(s) hereon shall constitute an instruction to us to consent to the Amendment with respect to all the Notes held by us for your account.